Exhibit 99.2

 Frontier (FYBR)Third Quarter 2021 Results  November 3, 2021

 Safe Harbor statement  This presentation contains "forward-looking statements" related to future events. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, our future operating and financial performance, our ability to comply with the covenants in the agreements governing our indebtedness and other matters. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “forecast,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. A wide range of factors could materially affect future developments and performance, including but not limited to: our significant indebtedness, our ability to incur substantially more debt in the future, and covenants in the agreements governing our current indebtedness that may reduce our operating and financial flexibility; declines in Adjusted EBITDA relative to historical levels that we are unable to offset through potential EBITDA enhancements; our ability to successfully implement strategic initiatives, including our fiber buildout and other initiatives to enhance revenue and realize productivity improvements and cost savings; our ability to secure necessary construction resources, materials and permits for our fiber buildout initiative; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, fiber “overbuilders” and “over the top” companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers, including wholesale customers; our reliance on a limited number of key supplies and vendors; declines in revenue from our voice services, switched and non-switched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups or to make acquisition of certain assets on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to meet our CAF II and RDOF obligations and the risk of penalties or obligations to return certain CAF II and RDOF funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of changes in accounting policies or practices; our ability to successfully renegotiate union contracts; the effects of increased medical expenses and pension and postemployment expenses; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets; the likelihood that our historical financial information may no longer be indicative of our future performance and our implementation of fresh start accounting; adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including, but not limited to, disruption in our supply chain, inflation in pricing for key materials or labor, or other adverse changes; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing and working remotely, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors, as well as their abilities to perform under current or proposed arrangements with us, and stress on our supply chain; risks associated with our emergence from the Chapter 11 Cases, including, but not limited to, the continuing effects of the Chapter 11 Cases on us and our relationships with our suppliers, customers, service providers or employees and changes in the composition of our board of directors and senior management; volatility in the trading price of our common stock, which has a limited trading history; substantial market overhang from the common stock issued in the Chapter 11 reorganization; certain provisions of Delaware law and our certificate of incorporation that may prevent efforts by our stockholders to change the direction or management of our Company; and certain other factors set forth in our other filings with the SEC. This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. You should consider these important factors, as well as the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. We do not intend, nor do we undertake any duty, to update any forward-looking statements.Non-GAAP Financial MeasuresCertain financial measures included herein, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Expenses and Operating Free Cash Flow, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.This presentation uses the term “Implied Enterprise Value”, “Implied EV” and other similar terms, which is calculated using a trend line implied by our peers and certain assumed levels of broadband penetration. This term does not necessarily represent our actual enterprise value. Note Regarding Classifications of ResultsUnless otherwise indicated, the information presented herein, including operational, non-GAAP measures, and commentary pertain to the Remaining Properties only. “Remaining Properties,” as defined in Frontier’s 10-K for the year ended December 31, 2020, comprises the 25 states Frontier currently operates in and excludes Washington, Oregon, Idaho, and Montana due to the divestiture of operations and assets in these states effective May 1, 2020. “Consolidated” refers to the entire business, which may include financial data from Washington, Oregon, Idaho, and Montana for the periods through May 1, 2020. References to “Northwest Ops” refer to the metrics of the four Northwest states. Upon emergence from bankruptcy, Frontier adopted fresh start accounting in accordance with ASC 852. Unless otherwise noted, all figures and growth rates have been normalized to reflect the impact of fresh start accounting.   Forward looking language

   3  © Frontier Communications.   John StrattonExecutive Chairman of the Board        • • • • • • •

   Frontier today: company overview                                                                                                      Key operational & financial metrics1  All metrics shown are adjusted for the sale of Northwest Operations and have been normalized to reflect the impact of fresh start accounting. EBITDA and Adjusted EBITDA are non-GAAP measures. See Appendix slides for reconciliations to the closest GAAP measure. See Frontier’s supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP measures, including the impact of fresh start accounting. Including consumer and business broadband subscribers  Frontier footprint  $6.6BLTM Revenue as ofQ3 ‘21  2.8MBroadband Customers2  $2.6BLTM Adj. EBITDA as ofQ3 ‘21  $1.1BLTM EBITDA from Fiber as of Q3 ‘21  23kTowers within 1 mile of Frontier fiber  400kBusinesses within 250 feet of Frontier fiber

 2021 has been a pivotal year as we built a new team and began executing on our fiber-centric strategy  2021      Listed on NASDAQ Trading under FYBR    March    May  April    July    August    September    October    Today       Nick Jeffery joins  President & CEO  Launched Consumer Emergence Offer  Executed $1B debt offering  Announced plans to reach 10M+ locations by 2025 at Inaugural Investor Day  Finished record quarter of fiber build and fiber net adds    New Board of Directors announced  Q3 Earnings Call  Q2-Q3    Launched Consumer Emergence Offer  New management team formed

Long-term trends in the private and public sector continue to create positive momentum for the business

Growth in demand for high-speed broadband

- Data usage expected to triple over next five years
- Fiber is the best product to meet this demand
- Frontier has structurally advantaged footprint, facing one or fewer competitors in ~90% of markets

Increased public funding to bridge digital divide

- Government broadband stimulus spending expected to increase 5-6x over the next few years[1]
- Building Gigabit America is our purpose and aligned with Government initiatives
- Our incumbent position provides significant speed and cost advantages to building fiber

Expanded focus on ESG investing

- Our products connect people to the Digital Society
- We are developing a talented, diverse, sustainable workforce
- We are stewards of the environment
- We are committed to the highest principles of governance

1. Wall Street research

© Frontier Communications.

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We continue to make progress on the 4 levers of value creation that we laid out at our August Investor Day

Fiber Deployment

Accelerate our fiber build

Customer Experience

Deliver an exceptional end to end customer journey


Building Gigabit America

Penetration

Win customers in our fiber footprint

Operational efficiency

Simplify and digitize operations

Source: Cartesian, FTTH Council, Euromonitor, Omdia

© Frontier Communications.

7

   8  © Frontier Communications.   Nick JefferyPresident & Chief Executive Officer          • • • • • • •

 Built a record 185,000 new fiber locations  Added a record 29,000 new fiber broadband customers  Solidified fiber build supply chain with multi-year agreements with key labor and material partners  Raised $1B of debt to secure funding for fiber build through mid-2023  We made significant progress executing on our strategic priorities in Q3  Continued adding to world-class leadership team

 Fiber Deployment: We achieved a record quarter of new fiber passings in Q3 and are on track to reach ~4M by the end of 2021     Quarterly Fiber Expansion Passings1, Thousand passings  Projected Fiber Passings1, Million passings  Wave 2: 6M+ fiber passings from 2022-2025   Wave 1: 4M fiber passings by end of 2021  1Q20  2Q20  3Q20  3Q21  4Q20  2Q21  1Q21  2022  2020  2024  2021  2023  2025  1. Consumer and business locations with less than 5 units per location included in expansion passings plan.

 Consumer Fiber Penetration: We added a record number of fiber broadband customers during Q3    Consumer Fiber Broadband Net Adds, ‘000 customers  4Q20  3Q21  1Q20  2Q21  2Q20  3Q20  1Q21  5X growth  1. Penetration includes Consumer and Business passings of < 5 units  Consumer Fiber Broadband ARPU, $ per month  1Q20  2Q20  2Q21  3Q20  4Q20  1Q21  3Q21  +10%      We added a record number of fiber broadband customers, almost 5X the previous Q3…      …and we continued our ARPU momentum, driven by speed upgrades

Fiber Penetration: Base fiber penetration improved to 41.5%; expansion market penetration has been 30% at 12 months

Base Fiber Penetration,

% of passings



40.7%
40.8%
41.0%
41.2%
41.3%
41.2%
41.5%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Base fiber penetration improved to 41.5%, led by gains in TX and FL

Expansion Fiber Penetration,

% of passings

2020 Build Cohort

Penetration at 12 months

30%

26k passings in cohort have hit 12-month mark; we expect 15-20% penetration for larger cohorts

1. Penetration includes Consumer and Business passings of < 5 units

© Frontier Communications.

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SMB: We have accelerated action in our SMB markets, leading to early signs of progress

Frontier's addressable B2B market[1]

Category (# of employees) | Market size, 2020, $ Billions



Large
(1,000+)
$3.4
Medium
(100 – 1,000)
$2.3
Small
(1 – 100)
$2.9

Total **$8.6B**

Early actions have been focused on fixing the basics of our SMB value proposition

Product
Refined product roadmap and launched new SMB Emergence Offer

Channel
Increased focus on sales conversion and slippage reduction
Onboarded new business-focused partners

Marketing
Enhanced quality of lead generation efforts

1. Within Frontier's footprint

SOURCE: D&B, IDC, FCC, Frontier customer data with monthly spend

© Frontier Communications.

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   We also signed a multi-year strategic agreement with AT&T          AT&T will use Frontier’s expanding fiber network to provide connections for large enterprise customers  AT&T will use Frontier’s network to strengthen its nationwide 5G deployment, boosting connectivity between cell towers and the core network

   Customer experience: Our agile team is delivering rapid changes to eliminate customer dissatisfiers…  Sample of Completed Actions  New banner on bill and .com with 3 self-pay options    Billing FAQs added in English and Spanish    New equipment return process w/ UPS drop-off options    “Remember me” option added to login on MyFrontier app    Specialized routing for movers including waived fees & offers    Simplified authentication requirements to pay bill through IVR      In July, we assembled an Agile team dedicated to the customer journeyIdentify top reasons for customer contact+Take weekly, cross-functional action=Eliminate customer dissatisfiers  Added “balance due” to online bill pay flow    Streamlined IVR prompts to improve service    New agent cross-training to reduce call transfers    Trouble ticket status and outage updates added to app    Prioritized routing to specialized skills for new customers    Additional retention offers launched

   …and we have also formed several industry-leading partnerships to improve the customer experience…  Partnership to connect homes with XGS-PON broadband technology, boosting network capacity and speed for high-bandwidth applications  Partnership to provide fiber customers with an unparalleled in-home Wi-Fi experience, while reducing operational costs and churn  Partnership to enhance our digital customer journeys and customer acquisition

 …which have combined to generate early signs of progress and lower churn  Consumer Broadband Churn, %      Fiber and copper churn both down more than 20 pts year-over-year    90-day churn down 31% since September 2020 and 22% since March 2021    Touchpoint NPS up 13 points since March 2021    Call center volumes down 15% since March 2021    Since the launch of Next Day Install, we have seen a 15% reduction in cancellations between order and installation  Early Success Indicators  Fiber  3Q-21  3Q-20  -24 pts  Copper  3Q-20  3Q-21  -22 pts

   18  © Frontier Communications.   Scott BeasleyChief Financial Officer          • • • • • • •

   Q3 2021: Financial Highlights  $1.58B Revenue, including roughly flat sequential data revenue but lower voice revenue  $126M Net Income  $587M of Adjusted EBITDA, down sequentially as Fiber growth was offset by Copper decline  $278M of Adjusted EBITDA from Fiber Products, flat sequentially as higher Consumer Fiber performance offset lower Wholesale pricing  Note: Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliations to closest GAAP measures.  $603M of Cash from Operations, driven by healthy operating performance and increased focus on working capital management

 We have steadily grown our fiber customer base over the last year, driven by base and expansion markets    Fiber Broadband Customers, ’000 customers  1,215  1,229  4Q20  3Q20  1,263  1,223  2Q20  1Q20  1,238  1,251  1,292  2Q21  1Q21  3Q21  1,309  1,316  1,358  1,323  1,333  1,346  1,387  5% y-o-y growth      Consumer  Business  Customer Commentary  Consumer fiber customers have increased steadily over the last year, with improvements in base penetration and new expansion marketsBusiness fiber customers have remained flat over the time period, presenting an opportunity for growth as we focus on the SMB market

Revenue from fiber grew sequentially, driven by strong broadband customer growth and ARPU performance

Revenue from Fiber[1], $M

Business and Wholesale
Consumer



685
279
406
Q3 2020
679
267
412
Q2 2021
684
275
409
Q3 2021

Revenue from Copper[1], $M



891
462
429
Q3 2020
834
431
403
Q2 2021
809
418
391
Q3 2021

Revenue Commentary

- **Revenue from fiber** grew sequentially, as broadband growth outpaced video and voice declines
- **Consumer Fiber broadband revenue** growth was strong at 15% year-over-year, while voice and video declined
- **Business and wholesale fiber revenue** declined ~1% year-over-year
- **Revenue from copper** products declined ~9% year-over-year, driven by declines across consumer, business and wholesale
- **Copper consumer broadband revenue** declined ~1% year-over-year, while voice and video declines were more significant

1. Excluding subsidy and other revenue. See the supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP financial measures, including the impact of fresh start accounting.

© Frontier Communications.

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Adjusted EBITDA from Fiber has surpassed Copper EBITDA, and should continue growing as we expand our fiber network

Q3 2021 Adjusted EBITDA[1], $M



278
227
Fiber Products
Copper Products

Adjusted EBITDA Commentary

- **EBITDA from Fiber products** grew ~7% year-over-year, as consumer broadband growth and margin improvements offset video, voice, and business declines
- **EBITDA from Fiber products** now represents 55% of total EBITDA
- **EBITDA from Copper products** was in-line with our expectations, and we expect sequential declines to improve over the next several quarters

1. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the supplemental trending schedules, available at www.frontier.com/ir, and the Appendix hereto for information regarding Adjusted EBITDA from Fiber and Copper products.

© Frontier Communications.

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 Disciplined Capital Allocation: We are executing a rigorous simplification program to improve our return on capital  “Fit for the Future” cost savings program      Disciplined balance sheet management    Fiber build will be primary focus of capital allocation; dynamic model to target highest IRR opportunities for revenue growth and cost reduction  Rigorous capital allocation decision-making    On track to deliver $250M of gross run-rate savings by FY 2023 by simplifying operations and improving customer experienceNumerous simplification decisions have already been executed since strategic review  Committed to disciplined balance sheet management; not exceeding “mid-threes” net leverage  Strong cash flow generation    We generated $1.1B of cash flow over the last twelve months excluding reorganization items, restructuring costs, and fiber build costs

 Strong liquidity to fund fiber build, with no significant maturities before 2027   Excludes amortization payments of ~$16 million per year on Term Loan and Rural Utilities loansPro Forma for October 2021 issuance of $1.0 billion 6.000% Second Lien Secured notes due 2030.Leverage ratio is a non-GAAP measure. The see supplemental trending schedules available at www.frontier.com/ir.  Maturity Profile as of September 30, 2021; Pro Forma for Recent Transactions1,2, $M   3Q21 Leverage Ratio: 2.2x3Weighted Average Cost of Debt: 5.7%Weighted Average Life of Debt: 8.0 yearsCurrent Liquidity: $2.7B, including ~$2.2B of cash  2027  2021  2026  2025  2022  2023  2024  2028  2029  2030  2031

 Reiterating 2021 Financial Guidance  Note: Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Adjusted EBITDA is a non-GAAP Financial measure.     Adjusted EBITDA  $2.40 - 2.50B    Capital Expenditures  ~$1.80B    Fiber Build  600,000

 Frontier Investment Thesis  Favorable market structure                           Strong & growing demand                              Clear strategy & purpose            Ample liquidity & access to capital                    Strong & experienced leadership team                            Superior product

   27  © Frontier Communications.   Appendix          • • • • • • •

Non-GAAP Financial Measures – Remaining Properties

(Millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Income (Loss)	$(283)	$(210)	$15	$(50)	$60	$4,580	$126
Add back (Subtract)							
Income Tax Expense (Benefit)	(23)	(57)	(11)	7	87	(180)	31
Interest Expense	383	160	121	98	89	91	90
Investment and Other (income) Loss, Net	(5)	20	14	14	(2)	3	37
Pension Settlement Costs	103	56	-	-	-	-	-
Loss on Extinguishment of Debt	-	-	-	72	-	-	-
Reorganization Items, Net	-	142	131	136	25	(4,196)	-
Operating Income (Loss)	**175**	**111**	**270**	**277**	**259**	**298**	**284**
Depreciation and Amortization	415	397	392	394	387	298	273
EBITDA	**$590**	**$508**	**$662**	**$671**	**$646**	**$596**	**$557**
Add back:							
Pension / OPEB Expense	$23	$23	$24	$20	$23	$21	$18
Restructuring Costs and Other Charges	48	36	3	-	2	16	8
Stock-based Compensation Expense	1	1	1	-	(1)	-	8
Storm Related Insurance Proceeds	-	(1)	-	-	-	-	(4)
Loss on Disposal of Northwest Operations	24	136	-	2	-	-	-
Adjusted EBITDA	**$686**	**$703**	**$690**	**$693**	**$670**	**$633**	**$587**
EBITDA margin	**33.0%**	**29.0%**	**38.4%**	**39.6%**	**38.5%**	**36.9%**	**35.3%**
Adjusted EBITDA margin	**38.4%**	**40.1%**	**40.0%**	**40.9%**	**40.0%**	**39.2%**	**37.2%**

© Frontier Communications.

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Free Cash Flow Bridge    Free Cash Flow, Q3 2021, $M    3  8  Pension / OPEB Expense  Adjusted EBITDA  Adjusted Operating Free Cash Flow (2)  Cash Interest  18  Adjusted Capital Expenditures (1)  Cash Taxes  Other  0  Reorganization Items, Net  Restructuring Costs  Non-subsidy-related Build Capital Expenditures (3)  Net Cash from Operating Activities  Note: Adjusted EBITDA and Operating Free Cash Flows are non-GAAP measures. See the supplemental trending schedules, available at www.frontier.com/ir, for information regarding free cash flow. 1. Adjusted for Non-subsidy-related Build Capital Expenditures2. Adjusted for reorganization items, restructuring costs, and Non-subsidy-related Build Capital Expenditures.3. Represent direct capital expenditures related to fiber expansion, new subdivisions, and new multi-dwelling units and are subject to various timing and accrual factors. Excludes build capital expenditures related to CAF, RDOF, and other government grants.